UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 8, 2020
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Trust Receipts of PECO Energy Capital Trust III, each representing a 7.38% Cumulative Preferred Security, Series D, $25 stated value, issued by PECO Energy Capital, L.P. and unconditionally guaranteed by PECO Energy Company	EXC/28	New York Stock Exchange

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On June 8, 2020, PECO Energy Company (PECO) issued $350 million aggregate principal amount of its First and Refunding Mortgage Bonds, 2.800% Series due June 15, 2050. See Item 2.03 below for a description of the Bonds and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 8, 2020, PECO issued $350 million aggregate principal amount of its First and Refunding Mortgage Bonds, 2.800% Series due June 15, 2050 (the "Bonds"). The Bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Eighteenth Supplemental Indenture, dated as of June 1, 2020 (118th Supplemental Indenture). The proceeds of the Bonds will be used by PECO for general corporate purposes. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-233543-03).

Interest on the Bonds is payable semi-annually on June 15 and December 15, commencing on December 15, 2020.

The Bonds are subject to optional redemption as provided in the form of the Bonds attached to this Current Report as Exhibit 4.1.

In connection with the issuance of the Bonds, Ballard Spahr LLP provided PECO with the legal opinions attached to this Current Report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated June 1, 2020 among PECO, CIBC World Markets Corp., Scotia Capital Inc., and US Bancorp Investments Inc., as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this Current Report.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-233543-03, as noted below:

Exhibit No.	Description
1.1	Underwriting Agreement dated June 1, 2020 among PECO, CIBC World Markets Corp., Scotia Capital Inc., and US Bancorp Investments Inc., as representatives of the several underwriters named therein
4.1	One Hundred and Eighteenth Supplemental Indenture dated as of June 1, 2020 from PECO to U.S. Bank National Association, as trustee
5.1	Opinion of Ballard Spahr LLP
8.1	Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by PECO include those discussed herein as well as the items discussed in (1) PECO’s 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) PECO’s First Quarter 2020 Quarterly Reports on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by PECO.

Investors are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. PECO undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ ROBERT J. STEFANI
Robert J. Stefani
Senior Vice President, Chief Financial Officer and Treasurer
PECO Energy Company
June 8, 2020

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated June 1, 2020 among PECO, CIBC World Markets Corp., Scotia Capital Inc., and US Bancorp Investments Inc., as representatives of the several underwriters named therein
4.1	One Hundred and Eighteenth Supplemental Indenture dated as of June 1, 2020 from PECO to U.S. Bank National Association, as trustee
5.1	Opinion of Ballard Spahr LLP
8.1	Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.